UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2005

                           Montpelier Re Holdings Ltd.

             (Exact Name of Registrant as Specified in Its Charter)

        BERMUDA                    001-31468               98-0428969

 (State or Other Jurisdiction   (Commission File        (I.R.S. Employer
      of Incorporation              Number)           Identification No.)
      or Organization)

                                MINTFLOWER PLACE
                               8 PAR-LA-VILLE ROAD
                                 HAMILTON HM 08
                                     BERMUDA

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (441) 296-5550

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

                  On April 27, 2005, Montpelier Re Holdings Ltd. issued a press release announcing first quarter 2005 results, which has been attached as
Exhibit 99.1. The Company also posted its March 31, 2005 Financial Supplement on their website, which is attached as
Exhibit 99.2.


ITEM 7.01 Regulation FD Disclosure.

ITEM 9.01 Financial Statements and Exhibits.

(C) Exhibits.

                  The following exhibits are furnished as part of this report:

                  99.1 Press Release of the Registrant, dated April 27, 2005

                  99.2 March 31, 2005 Financial Supplement of the Registrant






                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Montpelier Re Holdings Ltd.
                                               ---------------------------------
                                                          (Registrant)

   April 28, 2005                         By:  /s/ Jonathan B. Kim
-------------------                            ---------------------------------
        Date                             Name: Jonathan B. Kim
                                       Title:  General Counsel and Secretary


Index to Exhibits

Exhibit No.                         Description
-----------       --------------------------------------------------------------

99.1              Press Release of the Registrant dated as of April 27, 2005
99.2              March 31, 2005 Financial Supplement of the Registrant